Other income, net	12 Months Ended
Dec. 31, 2020
Other income, net
Other income, net

17. Other income, net

	For the Year Ended December 31,
	2018	2019	2020
	RMB	RMB	RMB

	(in thousands)
Investment income, net (i)	311,515	96,807	185,604
Government grants	335,502	344,811	876,255
Net gain (loss) on disposal of property, equipment and intangible assets	(13,881)	(7,448)	3,548
Others	1,620	(2,870)	(9,753)
Total	634,756	431,300	1,055,654
(i)	Investment income, net primarily consisted of investment income related to short-term investments, cash dividend from equity investments, and offset in part by losses in disposal of equity investments. Cash dividend from equity investments mainly includes additional cash dividend amount of RMB45 million, nil and nil from a partnership company for the years ended December 31, 2018, 2019 and 2020, respectively.